SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600

Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December  8, 2004, Alliance Imaging, Inc. (the "Company") issued a press release announcing that it had commenced a private offering of senior subordinated notes.  A copy of the press release is attached as Exhibit 99.1 hereto.

On December 9, 2004, the Company issued a press release announcing pricing of $150 million of Senior Subordinated Notes.  A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)       Exhibits.

The following exhibits are filed with this Form 8-K:

99.1                         Press Release dated December 8, 2004

99.2                         Press Release dated December 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 10, 2004	ALLIANCE IMAGING, INC.

		By:	/s/ Russell D. Phillips, Jr.
Name: Russell D. Phillips, Jr
Title: Executive Vice President and General Counsel

Exhibit Index

99.1         Press Release dated December 8, 2004

99.2         Press Release dated December 9, 2004